SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2001

                             SONIC AUTOMOTIVE, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     1-13395             56-201079
(State or other jurisdiction          (Commission        (IRS Employer
of incorporation)                     File Number)       Identification No.)

5401 E. Independence Boulevard
Charlotte, North Carolina                                     28212
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (704) 532-3320

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           Other Events.

         A copy of the press release dated January 17, 2001 is attached to this current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

Exhibit Number                                Description
--------------                                -----------

99.1                                 Press Release dated January 17, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SONIC AUTOMOTIVE, INC.

Date:    January 17, 2001        /s/ Theodore M. Wright
                                 --------------------------------------------
                                       By:      Theodore M. Wright
                                       Its:     Chief Financial Officer, Vice
                                                President and Treasurer